UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, St 304
La Mesa California, 91942
 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code:(619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 5, 2013 Regen Biopharma, Inc (“Regen”), a wholly owned subsidiary of Bio Matrix Scientific Group, Inc (the “Company”) was granted by Benitec Australia Limited (“Benitec”) an exclusive worldwide right and license to certain patents, patent applications, know-how and other intellectual property relating to RNA interference, a biological mechanism by which double-stranded RNA modifies gene expression (“RNAi”) possessed by Benitec.

Pursuant to the agreement between the parties for the grant of the license (“Agreement”) , Regen is obligated to make the following payments to Benitec as consideration for the grant of the license:

(1)	a one-time, non-refundable, upfront payment of twenty five thousand US dollars ($25,000) as a license initiation fee on the execution date of the Agreement

(2)	a one-time non-refundable payment of twenty five thousand US dollars ($25,000) on the first anniversary of the execution date of the Agreement.

(3)	The following milestone payments per each Licensed Product that meets such milestone :

Milestone	Amount
Start Phase I/II clinical trial – dosing first patient	$100,000 US Dollars
Start Phase III clinical trial	$500,000 US Dollars
Regulatory Approval for a Licensed Product by first regulatory agency	$1,000,000 US Dollars
Regulatory Approval for a Licensed Product by second regulatory agency	$2,000,000.00 US Dollars

As defined by the Agreement, “Licensed Product” shall mean any product sold by or on behalf of Regen, its Affiliates or its sublicensees pursuant to the license granted by the Agreement.

As further consideration to Benitec, Regen is required to pay:

(i)
Royalties equal to the greater of (a) a minimum annual payment of $25,000 per year or (b) four percent (4%) of the Net Sales as defined in the Agreement of any Licensed Products sold pursuant to the license sold within a given year.

(ii)
fifty percent (50%) of all consideration (in the case of in-kind consideration, at fair market value as monetary consideration) received by Regen  from sublicensees, excluding royalties from sublicensees based on Net Sales of any Licensed Products for which Benitec receives payment.

The term of this Agreement shall commence on the date of execution (“Effective Date “) and continue in full force and effect on a Licensed Product-by-Licensed Product and country-by-country basis until the expiration or termination of the Benitec’s Patent Rights covering such Licensed Product.

The preceding  summary of certain provisions of the  Agreement is qualified in its entirety by reference to the complete  Agreement filed as Exhibit 1.0.1  hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Ex. 10.1  LICENSE AGREEMENT

DATED August 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: August 5, 2013